Exhibit 10.17

MASTER REVOLVING NOTE

MAXIMUM AMOUNT Up to $1,000,000.00	NOTE DATE August 8, 2013	MATURITY DATE August 7, 2014

On the Maturity Date, stated above, for value received, 808 RENEWABLE ENERGY CORPORATION, a Nevada corporation (“Borrower”), promises to pay, to the order of PATRICK S. CARTER or his nominee (“Lender”), at a place designated by the Lender in the State of California, the sum of all Advances (as defined below) up to the principal amount ONE MILLION DOLLARS ($1,000,000.00), or so much of said sum as has been advanced and is then outstanding hereunder, together with interest thereon as hereafter set forth.

Interest shall be payable on the unpaid principal balance until maturity, whether by acceleration or otherwise or upon the occurrence of an Event of Default, as later defined, at a per annum rate equal to Ten Percent (10%), and after that at a rate equal to the Default Rate (as that term is defined herein).

Interest shall be calculated on the basis of a 360-day year for the actual number of days the principal is outstanding.  Accrued interest on this Note shall be payable monthly commencing October 1, 2013, and on the first day of each month thereafter until the Maturity Date.  If any payment of principal or interest under this Note shall be payable on a day other than a business day, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension.  A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Lender within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note or affect Lender’s right to make demand for payment at any time.

From time to time, Borrower may request, and Lender may, in its sole discretion, approve an advance (each an “Advance”) under this Note; provided that the amount of the Advance, together with all other advances under the Note, shall not exceed the maximum amount set forth above.

The “Default Rate” under this Note shall be Twenty Percent (20%) per annum.

The principal amount payable under this Note shall be the sum of all advances made by the Lender to or at the request of the undersigned, less principal payments actually received in cash by the Lender. The books and records of the Lender shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Lender; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.  At no time shall the Lender be under any obligation to make any advances to the undersigned pursuant to this Note (notwithstanding anything expressed or implied in this Note or elsewhere to the contrary, including without limit if the Lender supplies the undersigned with a borrowing formula) and the Lender, at any time and from time to time, without notice, and in its sole discretion, may refuse to make advances to the undersigned without incurring any liability due to this refusal and without affecting the undersigned's liability under this Note for any and all amounts advanced.

This Note, and any other indebtedness and liabilities of any kind of the undersigned to the Lender, and any and all modifications, renewals or extensions thereof, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively, the “Indebtedness”), are secured by and the Lender is hereby granted a security interest in all items deposited in any account of the undersigned with the Lender and by all proceeds of these items (cash or otherwise), all account balances of the undersigned from time to time with the Lender, by all property of the undersigned from time to time in the possession of the Lender, and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by undersigned, or others, to or for the benefit of the Lender (collectively, the “Collateral”).

If (a) the undersigned, or any guarantor under a guaranty of all or part of the Indebtedness (“guarantor”) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) the undersigned or any guarantor fail(s) to comply with any of the terms or provisions of any agreement between the undersigned or any guarantor and the Lender; or (c) the undersigned or any guarantor become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding, or (if a corporation) is the subject of a dissolution, merger or consolidation; or (d) any warranty or representation made by the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) there is any failure by the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Lender) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) the Lender deems itself insecure, believing in good faith that the prospect of payment or performance of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the  Collateral; or (h) there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned or any guarantor or any of the Collateral, including, without limit, any accounts of the undersigned or any guarantor with the Lender, then the Lender, upon the occurrence of any of these events (each a “Default”), may, at its option and without prior notice to the undersigned, declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Lender to the undersigned, charge interest at the default rate provided in the document evidencing the relevant Indebtedness, and exercise any one or more of the rights and remedies granted to the Lender by any agreement with the undersigned or given to it under applicable law.

2.

This Note shall bind the undersigned and the undersigned’s successors and assigns.

The undersigned waives presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and agrees that no extension or indulgence to the undersigned or release, substitution or nonenforcement of any security, or release or substitution of any guarantor or any other party, whether with or without notice, shall affect the obligations of the undersigned hereunder. The undersigned waives all defenses or right to discharge available under Section 3-605 of the Uniform Commercial Code and waives all other suretyship defenses or right to discharge.  The undersigned agrees that the Lender has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Lender may disclose all documents and information which the Lender now or later has relating to the undersigned or the Indebtedness.

The undersigned agrees to reimburse the holder or owner of this Note for any and all costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledges and agrees that there are no contrary agreements, oral or written, establishing a term of this Note and agrees that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Lender expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note.  If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED 25%, OR THE HIGHEST APPLICABLE USURY CEILING, WHICHEVER IS LESS.

3.

THE UNDERSIGNED AND THE LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED.  EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

808 RENEWABLE ENERGY CORPORATION
A Nevada corporation

By:	/s/ Peter Kirkbride
Peter Kirkbride

Its:	Chief Operating Officer

4.

ADVANCE SCHDEULE

Date	Amount of Advance	Amount of Payment	Balance Owing
8/9/13	$100,000		$100,000

5.